Principal Funds, Inc.

Supplement dated August 24, 2015
to the Statutory Prospectus dated December 31, 2014
(as supplemented on January 9, 2015, February 2, 2015,
March 13, 2015 and June 12, 2015)

This supplement updates information contained in the Statutory Prospectus. Please retain this supplement for future reference.

On or about December 31, 2015, revise the Prospectus as described below.

FUND SUMMARY FOR DIVERSIFIED REAL ASSET

In the Management section, under Investment Advisor and Portfolio Managers, delete references to James W. Fennessey.

FUND SUMMARY FOR GLOBAL MULTI-STRATEGY

In the Management section, under Investment Advisor and Portfolio Managers, delete references to James W. Fennessey.

MANAGEMENT OF THE FUNDS

Under the Sub-Advisors section, replace the first sentence of the third paragraph with the following:

The Diversified Real Asset and Global Multi-Strategy Funds have multiple Sub-Advisors and a team at Principal, consisting of Jake S. Anonson, Jessica S. Bush, Marcus W. Dummer, Kelly A. Grossman, and Benjamin E. Rotenberg, determines the portion of those Funds’ assets each Sub-Advisor will manage and may reallocate Fund assets among the Sub-Advisors from time-to-time.

Delete references to James W. Fennessey.